SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8K

                                 Current Report

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                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                  July 1, 1996
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                               Neurex Corporation

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                     0-19874
                            (Commission File Number)

                                   77-0128552
                                (I.R.S. Employer
                               Identification No.)

              3760 Haven Avenue, Menlo Park, California 94025-1012
                    (Address of principal executive offices)

                                 (415) 853-1500

              (Registrant's telephone number, including area code)

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This report on form 8-K, including all exhibits, contains 13 pages.


Item 5.        Other Events

         On July 1, 1996, the Company announced the retirement of its Chief Financial Officer and Vice-President, Finance, Bradford M. Wait and the appointment of John M. Ames as the Company's new Chief Financial Officer and Vice-President, Finance. Mr. Wait will assume the position of Vice-President and Treasurer until his departure from the Company sometime in 1997.

         On July 11, 1996, the Company's Board of Directors: (1) elected Robert Luther as a new member of the Board of Directors; (2) adopted a form Indemnification Agreement indemnifying its officers, directors and agents to the fullest extent permitted by applicable law; and (3) adopted a voluntary Systematic Stock Sales Program for the Company's executive officers and members of the Board of Directors.

Item 7.          Financial Statements and Exhibits

         (c)      Exhibits

                  99.1     Press Release
                  99.2     Indemnification  Agreement
                  99.3     Systematic Stock Sales Program

Item 8.         Change in Fiscal Year

         On July 11, 1996, the Company's Board of Directors determined to change the Company's fiscal year end from September 30 to December 31. The report covering the transition period for the change in fiscal year end will be filed on a Form 10-K.


                                  Exhibit Index

   Exhibit                                              Sequential
   No.                Description of Exhibits           Page Number


  99.1                Press Release

  99.2                Indemnification Agreement

  99.3                Systematic Stock Sales Program

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     July 26, 1996             Neurex Corporation (Registrant)


                           By:      /s/  John M. Ames
                                   --------------------------
                                   John M. Ames
                                   Chief Financial Officer and
                                   Vice President of Finance